SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
February 14, 2013
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer identification No.)

INDEPENDENT BANK CORP.
Office Address:	2036 Washington Street, Hanover, Massachusetts	02339
Mailing Address:	288 Union Street, Rockland, Massachusetts	02370
(Address of Principal Executive Officers)		(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Restricted Stock Awards

On February 14, 2013 the Board of Directors of Independent Bank Corp. (the “Company”) made restricted stock awards of the Company’s common stock pursuant to the Independent Bank Corp. Amended and Restated 2005 Employee Stock Option Plan (the “2005 Plan”) to the principal executive officer, the principal financial officer, and other named executive officers of the Company and/or its wholly-owned bank subsidiary Rockland Trust Company (“Rockland Trust”), as follows:

Name / Position	Shares Subject to Restricted Stock Award
Christopher Oddleifson, President and Chief Executive Officer of the Company and of Rockland Trust	18,500
Jane L. Lundquist, Executive Vice President of Rockland Trust	6,400
Gerard F. Nadeau, Executive Vice President of Rockland Trust	6,400
Edward H. Seksay, General Counsel of the Company and of Rockland Trust	3,800
Denis K. Sheahan, Chief Financial Officer of the Company and of Rockland Trust	6,400

The restricted stock awards vest evenly over a five-year period, with one-fifth (20%) vesting in equal annual increments over the five year period from the date of grant (i.e., one-fifth vesting on each of February 14, 2014, February 14, 2015, February 14, 2016, February 14, 2017, and February 14, 2018).

The 2005 Plan is incorporated by reference to the Company’s Definitive Proxy Statement for the 2011 Annual Meeting of Stockholders which was filed with the Securities Exchange Commission on April 5, 2011. The forms of Restricted Stock Agreement used for these awards are incorporated by reference to the Company’s Form 8-K which was filed with the Securities Exchange Commission on May 27, 2009.

Executive Incentive Plan

On February 14, 2013 the Independent Bank Corp. (the “Company”) Board of Directors approved the Independent Bank Corp. And Rockland Trust Company Executive Officer

Performance Incentive Plan for use in the 2013 calendar year (the “Executive Incentive Plan”). Participants in the Executive Incentive Plan include any individual named as an executive officer in the Company’s Proxy Statement (“Executive Officers”) and such other officers of the Company and/or Rockland Trust as the Board selects to participate in the Executive Incentive Plan.

The following summary does not purport to be complete and is qualified in its entirety by reference to the Executive Incentive Plan, a copy of which is attached as Exhibit 99.1.

Executive Incentive Plan Summary:

The Executive Incentive Plan will be administered by the Board of the Company based upon the recommendations of the Compensation Committee. All determinations regarding the achievement of any performance goals, the achievement of individual performance goals and objectives, and the amount of any individual award will be made by the Board. The Executive Incentive Plan expressly reserves the Board’s right, in its sole and absolute discretion, to reduce, including a reduction to zero, any award otherwise payable.

The Executive Incentive Plan creates a cash incentive program based upon the Company’s financial performance, with awards determined as follows:

•	The award for the Chief Executive Officer (“CEO”) will be determined by the product of the CEO’s Target Award multiplied by the combined Bank and Peer Performance Adjustment Factors;

•
Awards for participants other than the CEO will be determined by the product of the participant’s Target Award multiplied by the Bank and Peer Performance Adjustment Factors and by the participant’s Individual Performance Adjustment Factor.

The award payable to any participant, therefore, may be less than or more than the Target Award, depending upon: the Company’s performance against the criteria used to determine the Bank and Peer Performance Adjustment Factors; in the case of participants other than the CEO, the Individual Performance Adjustment Factor; and, any exercise of Board discretion in accordance with the Executive Incentive Plan.

The Executive Incentive Plan defines “Target Award” as a participant’s base salary on November 1, 2013 multiplied by the target percentage established for that participant and establishes the following target percentages:

Executive Officer	Target Percentage
Christopher Oddleifson CEO and President	Fifty-Five Percent (55%)
Raymond G. Fuerschbach Director of Human Resources	Thirty Percent (30%)
Edward F. Jankowski Chief Technology, Operations & Residential Lending Officer	Thirty Percent (30%)
Jane L. Lundquist Executive Vice President Retail Delivery, Business Banking & Home Equity Lending	Thirty-Five Percent (35%)
Gerard F. Nadeau Executive Vice President Commercial Lending	Thirty-Five Percent (35%)
Edward H. Seksay General Counsel	Thirty Percent (30%)
Denis K. Sheahan Chief Financial Officer	Thirty-Five Percent (35%)

A Target Award is then multiplied by the combined Bank and Peer Performance Adjustment Factors, a result derived from adding together the Bank Performance Adjustment Factor and the Peer Performance Adjustment Factor as described below.

The Bank Performance Adjustment Factor is determined within a specified range by the Company’s performance with respect to Operating Earnings Per Share, defined as net income as reflected on the Company’s audited consolidated statement of income adjusted upwards or downwards as determined by the Compensation Committee for the after-tax effect of material non-recurring items. The range of the Bank Performance Adjustment Factor is as follows:

	Threshold	Target	Maximum
CEO Range for Bank Performance Adjustment Factor	Negative Fifty Percent (-50%)	One Hundred Percent (100%)	One Hundred and Fifty Percent (150%)
Range of Bank Performance Adjustment Factor for other participants	Negative Fifty Percent (-50%)	One Hundred Percent (100%)	One Hundred Twenty Five Percent (125%)

The Peer Performance Adjustment Factor is determined by the Company’s performance compared to peer results reported in the Bank Holding Company Performance Report prepared by the Federal Reserve Board or by such other information which the Compensation Committee determines to be appropriate with respect to Return on Assets, Return on Equity, Charge-Offs, and Non-Performing Assets, with peer banks defined as publicly-traded banks in New England and Mid-Atlantic (excluding banks primarily located in New York City) with an asset size between one-half and twice that of Rockland Trust, with strong commercial balance sheets and no significant ownership concentrations. The Peer Performance Adjustment Factor is determined by averaging adjustment factors for the Company’s performance with respect to Return on Assets, Return on Equity,

Charge-Offs and Non-Performing Assets compared to peer within the following ranges:

Company’s Percentile Performance To Peer	Adjustment for Return On Assets Peer Comparison	Adjustment for Return on Equity Peer Comparison	Adjustment for Charge-Off Peer Comparison	Adjustment for Non-Performing Asset Peer Comparison
76-100	12.50%	12.50%	-50.00%	-50.00%
56-75	6.25%	6.25%	-6.25%	-6.25%
46-55	0.00%	0.00%	0.00%	0.00%
26-45	-6.25%	-6.25%	6.25%	6.25%
0-25	-50.00%	-50.00%	12.50%	12.50%

The Individual Performance Adjustment Factor is not applicable to the CEO. For participants other than the CEO, the Individual Performance Adjustment Factor will be within a possible range from zero (0.0) to one and four-tenths (1.40) based upon an evaluation of the participant’s individual performance.

The Board’s determinations under the Executive Incentive Plan need not be uniform and may be made selectively among persons who receive, or who are eligible to receive, a cash award. Notwithstanding any other provision of the Executive Incentive Plan to the contrary, the Board reserves the right, in its sole and absolute discretion, to: make adjustments to the Bank Performance Adjustment Factor within the defined parameters based upon one-time, non-recurring, or extraordinary events or any other reason that the Board deems appropriate; adjust any awards by considering factors such as regulatory compliance and credit quality; increase the award for the CEO up to a maximum of 1.20 times the amount that would be called for by the product of the CEO’s Target Award multiplied by the Bank Performance Adjustment Factor; and, to reduce, including a reduction to zero, any cash award otherwise payable.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

Date:	February 21, 2013	By:/s/Edward H. Seksay
EDWARD H. SEKSAY
GENERAL COUNSEL